SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 13(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  May 26, 1998




                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




            Delaware              1-14076             22-3270045
  (State or other jurisdiction   (Commission      (I.R.S. Employer
         of incorporation)       File Number)   Identification Number)




    3A Oak Road, Fairfield, New Jersey                       07004
 (Address of principal executive offices)                 (Zip Code)




                                 (973) 808-1992
              (Registrant's telephone number, including area code)

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Item 5.   Other Events.

          On May 26, 1998, the stockholders of Software Publishing Corporation Holdings, Inc. (the "Company") granted the Board of Directors of the Company authority to amend the Company's Certificate of Incorporation to authorize either a one-for-two (1:2), one-for-three (1:3) or one-for-five (1:5) reverse stock split of the common stock, par value $.001 per share (the "Common Stock"), of the Company. Following such stockholder action, the Company's Board of Directors authorized a one-for-three (1:3) reverse stock split (the "Reverse Stock Split") of the Common Stock and directed that a Certificate of Amendment of the Certificate of Incorporation of the Company (the "Certificate of Amendment") effectuating the Reverse Stock Split be filed with the Delaware Secretary of State. The Certificate of Amendment was filed with the Delaware Secretary of State on May 27, 1998. In accordance with the Certificate of Amendment, the Reverse Stock Split became effective as of the close of business on May 27, 1998. The Company has been advised by The Nasdaq Stock Market, Inc. that the Common Stock will trade under the symbol "SPCOD" for a twenty trading day period following the effectuation of the Reverse Stock Split (i.e., through June 24, 1998). Giving effect to the Reverse Stock Split, the Company's net loss per share - basic and diluted, as restated, was $.19 and $1.02 per share for the quarters ended March 31, 1998 and 1997, respectively, and $3.57 and $22.44 per share for the years ended December 31, 1997 and 1996, respectively.

          In addition, the lawsuit captioned Barry Cinnamon and Lori Kramer Cinnamon, suing derivatively on behalf of Software Publishing Corporation Holdings, Inc. and its shareholders, and Barry Cinnamon and Lori Kramer Cinnamon, individually, v. Software Publishing Corporation Holdings, Inc., Neil
M. Kaufman, Mark Leininger and John Does 1-10 has been dismissed with prejudice. Further, Barry A. Cinnamon, the former Chairman of the Board, Chief Executive Officer and President of the Company and a plaintiff in such action, has sold all shares of Common Stock held by Mr. Cinnamon, both individually and as custodian for his minor children, to third parties, thereby terminating the proxy previously granted to the Company's President to vote such 900,320 shares.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.
          Not applicable.

     (b)  Pro forma financial information.
          Not applicable.

     (c)  Exhibits.
          Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number    Description
3.4       Certificate  of  Amendment of  Certificate  of   Incorporation,  filed
          with the  Delaware  Secretary  of State on May 27,  1998.
99.1      Press Release of the Registrant, dated May 27, 1998.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    SOFTWARE PUBLISHING
                                                 CORPORATION HOLDINGS, INC.




Dated: May 29, 1998                            By:  /s/ Mark E. Leininger
                                                  Mark E. Leininger, President
                                                  (Principal Executive Officer)



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                                  EXHIBIT INDEX


Exhibit
Number    Description

3.4 Certificate of Amendment of Certificate of Incorporation, filed with the Delaware Secretary of State on May 27, 1998.
99.1      Press Release of the Registrant, dated May 27, 1998.